Trade Credit

Schedule

Allianz

Policy Number:	**042885200**	Wording Version: Domestic 2.3	
1. Insured:	**Moneytech Finance Pty Ltd** (A.C.N:112 110 906)		
2. Address:	Level 6, 97 Pacific Highway North Sydney NSW 2060		
3. Business trade:	Services		
4. Policy details:			
Declaration Period	Annual	Minimum Overdue Reporting Level	AUD 1,000.00
Deposit Period	Annual	Minimum Premium	AUD 158,400.00
Deposit Premium	AUD 198,000.00	Policy Maximum Sum Insured	AUD 20,000,000.00
Estimated Insurable Turnover	AUD 220,000,000.00	Premium Rate	0.0900 %
Excess	Threshold AUD 1,000.00 Aggregated first loss AUD 500,000.00		
5. Broker:	Arthur J. Gallagher (Aus) Pty Ltd		
6. Policy Period 1:	1 January 2014 to 31 December 2014		
Policy Period 2:	1 January 2014 to 31 December 2015		
7. Underwritten by:	Allianz Australia Insurance Limited (ABN 15 000 122 850)		
8. Date of Proposal and declaration:	11th November 2013		
9. Payments due:			
Estimated Premium	AUD 198,000.00		
Limit Administration Charge	AUD 12,000.00		
GST	AUD 21,000.00		
Stamp Duty	AUD 20,612.59		
Total amount payable	AUD 251,612.59		

ENDORSEMENTS ATTACHED

a) Approved Countries and respective Terms - Maximum Terms of Payment, Maximum Extension Period, Discretionary Limit, Commercial Insured Percentage & Commercial Maximum Sum Insured.
b) Joint Insured
c) Loss Payee and entitlement to act on behalf of the insured
d) Excess - Aggregate First Loss
e) Moneytech Special Policy Endorsement
f) Debt Rescheduling Agreement
g) Renewing Limits
h) Policy Wording Variation
i) Recovery Expenses
j) Agreement to Renew and Bonus Malus
k) Tired Rate

All currency is in AUD

Trade Credit

Schedule

Allianz

INSURANCE COMPANY PARTICIPATION

The amount of Premium mentioned hereon is the amount due to the insurance company and any commission allowed by them is to be regarded as remuneration of Allianz Australia Insurance Limited.

In the knowledge of any occurrence likely to result in a financially adverse event under this insurance IMMEDIATE NOTICE should be given to: EULER HERMES AUSTRALIA PTY LIMITED, 2 Market Street, Sydney NSW 2000, Australia.

All currency is in AUD

Trade Credit

Approved Countries Endorsement

Allianz

Endorsement attaching to and forming part of Policy Number 042885200 in the name of **Moneytech Finance Pty Ltd**
Assignee: Westpac Banking Corporation
dated 23 January 2014 with a validity period of 1 January 2014 to 31 December 2014
Subject to the limitations, terms and conditions of the above Policy (which also apply to this endorsement) it is agreed and declared as follows:

Approved Country	Maximum terms of payment Maximum extension period	Commercial IP Political IP	Commercial MSI Political MSI	Discretionary limit Waiting period
Australia	122 days from date of disbursement	100.00 %	N/A	AUD 150,000.00
	127 days from date of disbursement	0 %	N/A	N/A
New Zealand	122 days from date of disbursement	100.00 %	N/A	AUD 150,000.00
	127 days from date of disbursement	0 %	N/A	N/A
United States	122 days from date of disbursement	100.00 %	N/A	AUD 150,000.00
	127 days from date of disbursement	0 %	N/A	N/A

All currency is in AUD

Comm IP – Commercial Insured Percentage, Comm MSI = Commercial Maximum Sum Insured
Political IP – Political Insured Percentage, Political MSI = Poltical Maximum Sum Insured

Euler Hermes Australia Pty Ltd, ABN 45 169 656 728, 2 Market Street, Sydney, NSW 2000, GPO Box 3692, Sydney, NSW 2001,
Tel +612 8258 5100 Fax +612 8258 5808, www.eulerhermes.com/en/asia

Trade Credit

Endorsement

Allianz

Joint Insured

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

It is agreed that the following Company is included under this Policy as Joint Insured:

Moneytech Services Pty Ltd	ABN: 81 112 110 933
Moneytech Limited	ABN: 77 106 249 852
AWA Limited	ACN: 111 674 661
Impact Systems Technology Pty Ltd	ACN: 077 511 730
Observatory Crest Australia Pty Ltd	ACN: 134 162 940
Macro Vintner Pty Ltd	ACN 153 795 250
Bleach Pty Ltd	ACN 095 987 214
Obcrest AR Pty Ltd	ACN: 149 196 707
AWA Admin Services Pty Ltd	ACN: 147 877 567
Bleach Finance Pty Ltd	ACN: 155 475 406
Towncars Networks Australia Pty Ltd	ACN: 137 133 281
BMDI Tuta Healthcare Pty Ltd	ACN: 129 888 259
Progility Pty Ltd	ACN: 131 639 837
Progility Invoicing Pty Ltd	ACN: 162 924 414
Mentmore Pty Ltd	ACN: 164 144 889
Medical Australia Limited	ACN: 096 048 912
Medivet Pty Ltd	ACN: 130 317 010
Buel Pty Ltd	ACN: 150 711 872
Emerge Digital Asia Pacific Pty Ltd	ACN: 160 322 770
Emerge Digital Group Pty Ltd	ACN: 145 718 538
Emerge Digital Pty Ltd	ACN: 150 459 920
Shelde Pty Ltd	ACN: 147 342 621
Shelde Invoicing Pty Ltd	ACN: 167 761 499

All currency is in AUD

Trade Credit

Endorsement

Allianz

Loss Payee and entitlement to act on behalf of the insured

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

It is agreed that claim settlement proceeds under this Policy shall be treated in accordance with the Assignment of Proceeds and Loss Payee Agreement executed by:

- Moneytech Finance Pty Ltd
- Westpac Banking Corporation

All currency is in AUD

Trade Credit

Endorsement

Allianz

Excess - Aggregate First Loss

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Definition Domestic 3.9 Excess is replaced by the following:
Allianz' liability shall be restricted to the insured percentage of loss that exceeds an Aggregate First Loss of AUD 500,000.00 retained by the insured in respect of the Policy Period.

Aggregate First Loss is defined as "the amount of AUD 500,000.00 that the Insured will always have to retain on the Insured's own account for the Policy Period, or any part of that amount which has not yet been applied to any confirmed liability in accordance with condition 4.8." Subject to the received claims complying with the Policy terms and conditions, Allianz' confirmed liability for all claims made during the Policy Period will firstly be contributed to by the Aggregate First Loss.

Individual losses under a Non-Qualifying Loss of AUD 1,000.00 will not contribute to the Aggregate First Loss and in accordance with Condition 4.8 of the Policy, the Insured must submit a claim for any loss in excess of the Non-Qualifying Loss.

Non Qualifying Loss is defined as "In the event of the Insolvency of or a Protracted Default by an Insured Buyer no liability shall attach to Allianz nor contribute to the Aggregate First Loss in respect of the indebtedness of an Insured Buyer to the Insured at the date of the Insolvency or expiry of the Protracted Default period unless the Insured Debt is in excess of the Non-Qualifying Loss."

Definition 3.3 Commercial Insured Percentage is replaced by the following:
Commercial Insured Percentage means the indemnity percentage specified for the Approved Country of the Insured Buyer (subject to the proviso that the resulting amount may not exceed any Commercial Maximum Sum Insured specified for the Approved Country of the Insured Buyer).

Condition 4.8.2 is replaced by the following:
"Provided all policy terms and conditions have been met, Allianz shall calculate the amount payable in relation to a claim as follows:

- calculate the lower of (i) the validly claimed loss arising from the non-payment of the Insured Debt; and (ii) the Permitted Limit;
- deduct from that sum the Salvage received prior to the payment of the claim;
- multiply the resulting amount by the Commercial Insured Percentage specified for the Approved Country of the Insured Buyer (subject to the proviso that the resulting amount may not exceed any Commercial Maximum Sum Insured specified for the Approved Country of the Insured Buyer),

the above resulting in "confirmed liability", and then

- deduct the remaining Aggregate First Loss in respect of the Policy Period (as defined in clause Domestic 3.9. If the "confirmed liability" is less than the remaining Aggregate First Loss for the Policy Period, then the difference is to become the new remaining Aggregate First Loss for the Policy Period.

Provided that the amount payable and/or paid by Allianz in respect of the Policy Period shall not exceed any Policy Maximum Sum Insured.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Moneytech Special Policy Endorsement

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Notwithstanding anything to the contrary stipulated in the Policy or endorsed thereon it is hereby agreed that the Insured may negotiate a repayment schedule with a Buyer, under the following agreed conditions;

- The total debt owing from the Buyer to the Insured is less than or equal to $50,000.
- There are regular (at least monthly and preferably even amount) payments of the debt owing over one period only the end of which period must not be later than 5 months after the expiry of the Maximum Extension Period.
- Instalment payment defaults must be reported in writing to Allianz promptly and in any event no later than 14 days after the end of the month in which the default occurred. For the purpose of this endorsement such payment defaults are considered to constitute a Financially Adverse Event as defined in section 3.10 of the policy.
- Allianz's liability is not increased.
- The Insured will continue reporting any such rescheduled agreements to Allianz via the Overdue Buyer List.

Provided always that the above criteria and conditions are fully met and as long as the Buyer meets its obligations under the rescheduling agreement, Allianz agrees to waive Salvage/Recoveries in respect of receipts from Cash on Delivery sales made on and after the start of the repayment arrangement until the end of the repayment arrangement.

Nothing herein contained in this Agreement shall be held to vary, alter, waive or change any of the terms, Limits or conditions of this Policy as noted in Sections; 2, 3.8, 3.10, 3.22, 3.28, 4.4, 4.7, 4.9 or 4.11, except as hereinabove set forth.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Debt Rescheduling Agreement

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Section 3: Definitions: is amended to include the following;

Moneytech Buyer Terms and Conditions means the Insured's standard terms and conditions dated November 2011.

Moneytech Seller Terms and Conditions means the Insured's standard terms and conditions dated November 2011.

Authorised Merchant are those Merchants who the Insured has assessed and approved to be Authorised Merchants. It is noted and agreed that only Authorised Merchants are eligible under this Policy to supply approved goods and services to Buyers/Accountholders

Buyer/Accountholder has the same meaning as Insured Buyer under this Policy. Only Buyers (and their Accountholders) who have executed a Moneytech Business Account Application form and are bound by Moneytech Buyer Terms and Conditions are eligible to be covered under this Policy.

Authorised Transaction has the same meaning as Insured Debt. Only transactions that are Authorised Transactions are eligible for cover.

Maximum Reimbursement Period/Payment Time is the period specified in the Schedule; it has the same meaning as Maximum Terms of Payment.

3.10 Financially Adverse Event is amended to include
3.10.7 Where a direct debit payment instruction from an Insured Buyer has been dishonoured twice in succession. It is noted that the Insured Buyer will be placed on credit hold upon advice of the first dishonour and that credit hold may be removed upon receipt of cleared funds within 3 business days of the second successive direct debit which must occur no later than 14 days after the first debit.

3.15 Insured Debt is amended to include
To avoid doubt, only the amounts due for goods and/or services supplied and interest accrued during the Payment Time are eligible for cover under this Policy; without limiting **Exclusions,** late or penalty interest, fees, penalties, charges, GST or other taxes or stamp duties are not covered. For Buyers in Australia and New Zealand GST is expressly included.

Section 4 - Conditions is amended as follows;

Retention of Title Authorised Transactions that relate to the supply of goods are only eligible for cover under this Policy subject always to the Insured holding and maintaining their Retention of Title rights.

Ageing of debts due from Approved Transactions - aggregate period of credit
Unless otherwise stated in writing by us, the aggregate period of credit allowed to any Accountholder must not exceed the Maximum Terms of Payment and the Maximum Extension Period endorsed to this Policy.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Allocation of Payments (Moneytech Seller Terms & Conditions 12.4)
To avoid doubt, Allocation of Payments does not affect or override the conditions of the Policy including but not limited to Definition 3.28 Salvage and Conditions 4.9 Claims & 4.10 Salvage.

Notification of overdue payments from Buyer/Accountholders
Notwithstanding the **Maximum Reimbursement Period** the Insured is obliged to notify Allianz within 15 days of any payments overdue more than 60days from the original installment or payment date.

4.4.5 The Insured shall inform Allianz immediately upon becoming aware of any fact or information relating to a Financially Adverse Event or the solvency of any Insured Buyer. The circumstances addressed in 3.10.7 must be reported Allianz in the monthly Overdue Buyer list. The Insured must continue to notify Allianz and take instructions from Allianz in relation to credit management decisions, including any repayment plans, until the Insured Debt is paid in full or until a claim is submitted to Allianz.

Confirmed Capital Agreements
It is noted and agreed that **Buyers/Accountholders** are not obliged to execute a Moneytech Buyer agreement provided that they are assessed and reviewed according to endorsed Moneytech credit procedures and the relevant Seller has executed a Moneytech Confirmed Capital Agreement and the Insured retains title to the goods supplied and/or receivable.

Section 2. Exclusions is amended to include the following:

2.1.1 retention money, interest charges (other than interest accrued during the Payment Time, consequential damages, penalities, government charges, levies and taxes (other than GST)
2.1.2 is replaced by the following

2.1.2 goods recovered or recoverable from an Insured Buyer (or any receiver, liquidator, court appointed manager, statutory manager, agent for a mortgagee in possession, or trustee or assignee in bankruptcy) upon or after the Insolvency of that Insured Buyer or the occurrence of a Protracted Default, unless Allianz agrees in writing that a loss has occurred and the loss can be quantified to the satisfaction of Allianz. Where goods are recovered or recoverable from an Insured Buyer, their value will be deemed to be the value at which they were originally sold to the Insured Buyer. However, at the sole discretion of Allianz upon application by the Insured to Allianz prior to the resale of the subject goods, Allianz may agree in writing that the deemed value is an amount less than the original sale price.

2.1.16 Transactions that breach the **Moneytech Buyer Terms and Conditions** or **Moneytech Seller Terms and Conditions** or **Moneytech Processing Guidelines** are excluded from cover under this Policy.

The **Policy Schedule** is amended to show:

Business Trade:
The Insured operates the Moneytech Exchange whereby Authorised Merchants supply goods and services to Buyer/Accountholders and the Insured acquires the receivables arising from Authorised Transactions.

Maximum Reimbursement Period
122 days from the date of disbursement

Maximum Extension Period
127 days from the date of disbursement

All currency is in AUD

Trade Credit

Endorsement

Allianz

Renewing Limits

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

This Policy replaces the preceding Policy 042885200 issued to the Insured with effect from 12:01 am on 1 January 2013.

Permitted Limits issued under the expiring Policy that remained the Permitted Limit approved on 31 December 2013 are automatically brought forward into this Policy Period and remain valid under this Policy unless and until the limits have been surrendered by the Insured or cancelled or replaced by Allianz.

The aggregate liability of Allianz for any Insured Buyer under the preceding Policy and this Policy jointly shall not exceed the Insured Percentage of the Permitted Limit under the preceding Policy or this Policy whichever is the greater.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Policy Wording Variation

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Section 2: Exclusions

2.1 This policy will not indemnify the Insured against any loss arising from or relating to or in respect of:

2.1.1 GST (Goods & Services Tax), retention money, interest charges, consequential damages, penalties, termination charges, payments in-lieu of notice, standby charges of any kind, any costs or payments that are required to be paid pursuant to the Insured's obligations as an employer, government charges, levies and taxes;

2.1.3 any form of 'pay when paid' or 'pay when sold' contracts;

2.1.5 further goods sold and Delivered or services rendered, whichever occurs earlier, after the Insured's knowledge of a Financially Adverse Event;

2.1.5.1 however, cover will be automatically reinstated on the **Buyer** when all amounts outstanding beyond the **Maximum Extension Period ("MEP breach")** have been paid within 30 days of MEP breach provided that cover for the **Buyer** has not already been withdrawn by us and no other Financially Adverse Event has occurred.

(3.23 Domestic) Permitted Limit

3.23.1 Permitted Limit means:

(i) the maximum limit of Insured Debt approved in writing by Allianz in the form of a Limit Endorsement for the Insured in relation to each Insured Buyer; or

(ii) where no such amount has been so approved, the Permitted Limit is the Discretionary Limit.

Approved Limit has the same meaning as Permitted Limit.
Insured Percentage has the same meaning as Commercial Insured Percentage.

These amounts exclude GST and are prior to the application of any Excess and then the Insured Percentage and are limited by any applicable Commercial Maximum Sum Insured, Political Maximum Sum Insured and/or Policy Maximum Sum Insured. Where in conflict with any other document, advice or notification, the Permitted Limit and any detail shown on a Limit Endorsement will take precedence.

The Approved Limit is cumulative with any Temporary Increase as detailed on the Limit Endorsement.

3.23.3 Special conditions

If we issue a Permitted Limit subject to special conditions specified in a Limit Endorsement, you will have a claim under that Limit Endorsement only if all the special conditions have been fully complied with.

3.23.4 Limit Endorsement

Limit Endorsement means any document titled 'Reply to an Approved Limit Request' or 'Reduction to/Withdrawal of an Approved Limit' issued by Allianz to the Insured which confirms a change to a Permitted Limit.

All currency is in AUD

Trade Credit

Endorsement

Allianz

4.9 Salvage

Allianz's portion of all Salvage received by the Insured must be remitted directly to Allianz within 14 days of receipt. Any Salvage or other recoveries obtained or obtainable by the Insured or Allianz in respect of the indebtedness of the Insured Buyer shall be divided between Allianz and the Insured following a recalculation of the claim under condition 4.8.2 of the policy, taking into account the Salvage received or receivable and the entitlement of the Insured to recover in the same proportion that the uninsured debt bears to the total indebtedness of the Insured Buyer on its trade credit account with the Insured at the date of Insolvency or at the date it is deemed that the Insured Buyer has defaulted under condition 4.4.4 of the policy, whichever is the earlier.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Recovery Expenses

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Cover is extended to include Recovery Expenses (as defined below) up to $10,000 (ex GST) in total incurred after the occurrence of a Financially Adverse Event in relation to an Insured Buyer in respect of an Insured Debt subject to the following conditions:

a) We will not indemnify Recovery Expenses in respect of an Insured Debt where the Insured Debt is less than or equal to the Excess or where an Insured Debt is subject to a dispute. The Insured must use all reasonable care and prudence when incurring and recovering expenses and the Insured must pursue debt collection and/or recovery promptly, placing the Insured Debt for collection/legal action no later than 30 days from the occurrence of a Financially Adverse Event.

b) The proportion of Recovery Expenses which we shall bear, will be the same proportion that the Insured Debt bears to the total trade credit debt owing on the date of the occurrence of a Financially Adverse Event where the Insured uses an Allianz approved Collection Service Provider (AMPAC Debt Recovery Pty Ltd). Allianz reserves the right at their sole discretion to reduce the proportion of Recovery Expenses they will indemnify where the conditions of the Policy and this endorsement have not been fully complied with.

$$\text{Allianz Indemnity} = \text{Recovery Expenses} \times \frac{\text{Insured Debt}}{\text{Trade Credit Debt}}$$

c) Where the Insured uses a non-approved Collection Service Provider, Allianz will indemnify only 50% of the net amount calculated under b) above.

d) Where the Insured wishes Allianz to indemnify an amount greater than $10,000 (ex GST) our prior written approval must be obtained for the incurring of the Recovery Expenses and Allianz will first require a written estimate of the total Recovery Expenses from the Collection Service Provider.

e) Allianz reserves the right to withdraw indemnity prospectively for Recovery Expenses upon giving written notice where they are not satisfied with the collection/recovery performance or reporting or where they deem the recovery action to be uneconomical. The Insured authorises the Collection Service Provider to give all relevant information and documentation to Allianz; including progress reports.

f) Recovery Expenses indemnified in isolation (for example after the Insured Debt has been collected) shall not be counted under the Excess nor towards to the Policy Maximum Sum Insured nor towards any Loss Ratio. To avoid doubt, the Insured Debt shall always be subject to the Permitted Limit or Discretionary Limit (if any) and any applicable Excess.

g) The Insured will give Allianz copies of paid invoices and/or a statement from the Collection Service Provider for Recovery Expenses along with a completed claim form at the later of the conclusion of the recovery matter or when Allianz are ready to settle the claim for the underlying Insured Debt as applicable.

h) To avoid doubt, there must have been an underlying Insured Debt when any debt collection/recovery action was commenced in order for Allianz to be liable to indemnify Recovery Expenses and information supporting assessment of that Insured Debt must be submitted.

i) Allianz maintains its rights to intervene in the recovery proceedings or negotiations relating to an Insured Debt or to pursue its rights to Salvage including recoverable costs and/or taking an assignment of the underlying Insured Debt.

j) The Insured acknowledges and agrees they will comply with the terms and conditions of their agreement with the Collection Service Provider who is the Insured's agent and not Allianz's.

All currency is in AUD

Trade Credit

Endorsement

Allianz

The following Definition is added to the Policy;
Recovery Expenses is defined as the commissions charged by the Collection Service Provider (not exceeding 10%), the professional costs of Solicitors and/or Counsel, court costs plus disbursements (all excluding GST/VAT) for performing debt collection/recovery services and/or mitigating a loss in respect of an Insured Debt including the enforcement of PPSA rights and/or Building & Construction Industry 'Security of Payment' or similar rights and/or enforcing securities held including guarantees.

The following Exclusions are added to the Policy;
Costs/expenses in respect of defending unfair preference actions, demurrage costs, internal costs, costs for resolving disputes and Recovery Expenses for Insured Debts placed for collection/legal action later than 30 days after the occurrence of a Financially Adverse Event.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Agreement to Renew and Bonus Malus

Endorsement attaching to and forming part of Policy number **0428852.00**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Allianz and you hereby agree to renew this policy at its expiry for a further 12 month period. That period being 1 January 2015 to 31 December 2015

The schedule for the Policy and all terms and conditions within it shall be identical to the expiring Policy subject however to an alteration to estimated turnover and premium in the period from 1 January 2015 to 31 December 2015. Estimated turnover is to be provided by the Insured on or before 1 January 2014 to 31 December 2014.

The exception being, an amendment to premium rate will occur under the following conditions based on the sum of any paid and pending losses notified to Euler Hermes by 31 December 2014.

Bonus:

- Low Claim Bonus of 20% given a loss ratio of 50% or less for the First Insurance Period.
- Loss ratio of between 51-70% in First Insurance Period the First Insurance Period Premium Rate will be maintained for the Second Insurance Period.
- Low Claim Bonus of 20% on a loss ratio of 50% or less for the Second Insurance Period , strictly subject to the condition precedent that the Policy be renewed

Malus:

- If First Insurance Period Loss Ratio is > 71-100 - Premium Rate will increase by 20%
- If First Insurance Period Loss Ratio is > 101-150% - Premium Rate will increase by 25%
- If First Insurance Period Loss Ratio is more than 150% - you and we agree to re-negotiate terms for the Second Insurance Period.

For the Agreed Renewal period commencing 1 January 2014 to 31 December 2014, the loss ratio that increases the existing premium in the subsequent 12 month period is calculated by dividing Allianz's liability as defined in the Aggregate First Loss endorsement by the first year's final premium under 3.26.

All other aspects of the Policy and terms within it shall remain unchanged.

To Avoid doubt the final premium payable shall not be less than Minimum Premium specified in the schedule.

The Maximum Sum Insured specified in the schedule refers to the maximum amount payable in the relevant 12 month period.

Allianz does retain its right however to vary cover under clause 4.7 of the Policy, as it deems necessary.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Tiered Rate

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

You and we agree that this Endorsement varies, alters, waives, clarifies and/or extends the terms and conditions of the **Policy** to the extent expressly stated below.

Tiered Premium Rate on increasing **Turnover**.

On receipt of the **Turnover** declaration for the First Insurance Period; the following Premium Rates apply:

- for that portion of **Turnover** above $242m up to $265m the Premium Rate will be 0.086%.
- for that portion of **Turnover** above $265m the Premium Rate will be 0.082%.

For the Second Insurance Period the same **Turnover** increase ratio of 10% and 20% will apply to the estimated Second Insurance Period **Turnover** with above rates of 0.086% and 0.082% applying to the proportional **Turnover** increases.

The tiered Premium Rates for the Second Insurance Period are always subject to the Malus conditions specified in Endorsement 1 to this **Policy**.

All currency is in AUD

Michael Woodward

From: Michael Woodward
Sent: Monday, 31 March 2014 12:27 PM
To: 'James Franklin'
Cc: Hugh Evans; Sonja Sandral; Mark Cameron; Peta De Michele
Subject: Euler 2014 wording
Attachments: 140221 Moneytech - Amended Policy Schedule.pdf

COPY

Sorry for delay James. See my commentary below and the adjusted clausing.

Regards,
Michael

From: James Franklin
Sent: Monday, 10 February 2014 10:53 AM
To: 'Michael Woodward'
Cc: Hugh Evans; Sonja Sandral; Mark Cameron; Peta De Michele
Subject: [Spam] RE: Euler 2014 wording

Michael,

- Policy wording; As with last years policy wording(incorrect) the "Moneytech Special Policy Endorsement" should be headed "Debt Rescheduling Agreement" and the "Debt Rescheduling Agreement" should be headed Moneytech Special Policy Endorsement".
  MW: We've got the amendments for your point 1 below (see attached).
- Policy Wording; Recovery Expenses Endorsement; please request EH to include "Recoveries National" as an approved Collection Service Provider otherwise we are limited to 50% recovery expenses per the endorsement.
  MW: Recoveries National has been added as an approved Collection Service Provider. They have actually been named National Recoveries so will get that fixed also.
  Also recovery expenses incurred if collection/legal action is commenced later than 30 days after a Financially Adverse Event are excluded .This could cause an issue if the endorsement is strictly adhered to as in some cases we try to negotiate and often agree a repayment plan directly with the debtor. In such cases we will not refer the debt to RN or take legal action unless the debtor defaults on the agreement which would most probably be after 30 days from original default and hence recovery costs are excluded.
  MW: The history with Euler is pretty good on assisting on legals. They will not change the wording but acknowledge the communication on such matters has been pretty good. They will agree a 30 day extension on a case by case basis but you will need to report individually on these.
- T/O for 2013 ; Mark is calculating the T/O and will advise shortly. T/O appears to be less than $180m so a refund could be due.
- 2012 NCB ; please chase
- Harrisons legal fees ; please chase
- Priority One claim ; will prepare and submit

Thanks and regards

James

From: Michael Woodward [mailto:Michael_Woodward@ajg.com]
Sent: Sunday, 9 February 2014 6:31 PM
To: Hugh Evans; James Franklin
Subject: Euler 2014 wording

Trade Credit

Endorsement

Allianz

Amendment to Policy Schedule

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 21 February 2014

Amendment to Policy Wording: The attached endorsements has been amended.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Debt Rescheduling Agreement

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Notwithstanding anything to the contrary stipulated in the Policy or endorsed thereon it is hereby agreed that the Insured may negotiate a repayment schedule with a Buyer, under the following agreed conditions;

- The total debt owing from the Buyer to the Insured is less than or equal to $50,000.
- There are regular (at least monthly and preferably even amount) payments of the debt owing over one period only the end of which period must not be later than 5 months after the expiry of the Maximum Extension Period.
- Instalment payment defaults must be reported in writing to Allianz promptly and in any event no later than 14 days after the end of the month in which the default occurred. For the purpose of this endorsement such payment defaults are considered to constitute a Financially Adverse Event as defined in section 3.10 of the policy.
- Allianz's liability is not increased.
- The Insured will continue reporting any such rescheduled agreements to Allianz via the Overdue Buyer List.

Provided always that the above criteria and conditions are fully met and as long as the Buyer meets its obligations under the rescheduling agreement, Allianz agrees to waive Salvage/Recoveries in respect of receipts from Cash on Delivery sales made on and after the start of the repayment arrangement until the end of the repayment arrangement.

Nothing herein contained in this Agreement shall be held to vary, alter, waive or change any of the terms, Limits or conditions of this Policy as noted in Sections; 2, 3.8, 3.10, 3.22, 3.28, 4.4, 4.7, 4.9 or 4.11, except as hereinabove set forth.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Moneytech Special Policy Endorsement

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Section 3: Definitions: is amended to include the following;

Moneytech Buyer Terms and Conditions means the Insured's standard terms and conditions dated November 2011.

Moneytech Seller Terms and Conditions means the Insured's standard terms and conditions dated November 2011.

Authorised Merchant are those Merchants who the Insured has assessed and approved to be Authorised Merchants. It is noted and agreed that only Authorised Merchants are eligible under this Policy to supply approved goods and services to Buyers/Accountholders

Buyer/Accountholder has the same meaning as Insured Buyer under this Policy. Only Buyers (and their Accountholders) who have executed a Moneytech Business Account Application form and are bound by Moneytech Buyer Terms and Conditions are eligible to be covered under this Policy.

Authorised Transaction has the same meaning as Insured Debt. Only transactions that are Authorised Transactions are eligible for cover.

Maximum Reimbursement Period/Payment Time is the period specified in the Schedule; it has the same meaning as Maximum Terms of Payment.

3.10 Financially Adverse Event is amended to include
3.10.7 Where a direct debit payment instruction from an Insured Buyer has been dishonoured twice in succession. It is noted that the Insured Buyer will be placed on credit hold upon advice of the first dishonour and that credit hold may be removed upon receipt of cleared funds within 3 business days of the second successive direct debit which must occur no later than 14 days after the first debit.

3.15 Insured Debt is amended to include
To avoid doubt, only the amounts due for goods and/or services supplied and interest accrued during the Payment Time are eligible for cover under this Policy; without limiting **Exclusions,** late or penalty interest, fees, penalties, charges, GST or other taxes or stamp duties are not covered. For Buyers in Australia and New Zealand GST is expressly included.

Section 4 - Conditions is amended as follows;

Retention of Title Authorised Transactions that relate to the supply of goods are only eligible for cover under this Policy subject always to the Insured holding and maintaining their Retention of Title rights.

Ageing of debts due from Approved Transactions - aggregate period of credit
Unless otherwise stated in writing by us, the aggregate period of credit allowed to any Accountholder must not exceed the Maximum Terms of Payment and the Maximum Extension Period endorsed to this Policy.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Allocation of Payments (Moneytech Seller Terms & Conditions 12.4)
To avoid doubt, Allocation of Payments does not affect or override the conditions of the Policy including but not limited to Definition 3.28 Salvage and Conditions 4.9 Claims & 4.10 Salvage.

Notification of overdue payments from Buyer/Accountholders
Notwithstanding the **Maximum Reimbursement Period** the Insured is obliged to notify Allianz within 15 days of any payments overdue more than 60days from the original installment or payment date.

4.4.5 The Insured shall inform Allianz immediately upon becoming aware of any fact or information relating to a Financially Adverse Event or the solvency of any Insured Buyer. The circumstances addressed in 3.10.7 must be reported Allianz in the monthly Overdue Buyer list. The Insured must continue to notify Allianz and take instructions from Allianz in relation to credit management decisions, including any repayment plans, until the Insured Debt is paid in full or until a claim is submitted to Allianz.

Confirmed Capital Agreements
It is noted and agreed that **Buyers/Accountholders** are not obliged to execute a Moneytech Buyer agreement provided that they are assessed and reviewed according to endorsed Moneytech credit procedures and the relevant Seller has executed a Moneytech Confirmed Capital Agreement and the Insured retains title to the goods supplied and/or receivable.

Section 2. Exclusions is amended to include the following:

2.1.1 retention money, interest charges (other than interest accrued during the Payment Time, consequential damages, penalties, government charges, levies and taxes (other than GST)
2.1.2 is replaced by the following

2.1.2 goods recovered or recoverable from an Insured Buyer (or any receiver, liquidator, court appointed manager, statutory manager, agent for a mortgagee in possession, or trustee or assignee in bankruptcy) upon or after the Insolvency of that Insured Buyer or the occurrence of a Protracted Default, unless Allianz agrees in writing that a loss has occurred and the loss can be quantified to the satisfaction of Allianz. Where goods are recovered or recoverable from an Insured Buyer, their value will be deemed to be the value at which they were originally sold to the Insured Buyer. However, at the sole discretion of Allianz upon application by the Insured to Allianz prior to the resale of the subject goods, Allianz may agree in writing that the deemed value is an amount less than the original sale price.

2.1.16 Transactions that breach the **Moneytech Buyer Terms and Conditions** or **Moneytech Seller Terms and Conditions** or **Moneytech Processing Guidelines** are excluded from cover under this Policy.

The **Policy Schedule** is amended to show:

Business Trade:
The Insured operates the Moneytech Exchange whereby Authorised Merchants supply goods and services to Buyer/Accountholders and the Insured acquires the receivables arising from Authorised Transactions.

Maximum Reimbursement Period
122 days from the date of disbursement

Maximum Extension Period
127 days from the date of disbursement

All currency is in AUD

Trade Credit

Endorsement

Allianz

Recovery Expenses

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Cover is extended to include Recovery Expenses (as defined below) up to $10,000 (ex GST) in total incurred after the occurrence of a Financially Adverse Event in relation to an Insured Buyer in respect of an Insured Debt subject to the following conditions:

a) We will not indemnify Recovery Expenses in respect of an Insured Debt where the Insured Debt is less than or equal to the Excess or where an Insured Debt is subject to a dispute. The Insured must use all reasonable care and prudence when incurring and recovering expenses and the Insured must pursue debt collection and/or recovery promptly, placing the Insured Debt for collection/legal action no later than 30 days from the occurrence of a Financially Adverse Event.

b) The proportion of Recovery Expenses which we shall bear, will be the same proportion that the Insured Debt bears to the total trade credit debt owing on the date of the occurrence of a Financially Adverse Event where the Insured uses an Allianz approved Collection Service Provider (AMPAC Debt Recovery Pty Ltd or National Recoveries). Allianz reserves the right at their sole discretion to reduce the proportion of Recovery Expenses they will indemnify where the conditions of the Policy and this endorsement have not been fully complied with.

$$\text{Allianz Indemnity} = \text{Recovery Expenses} \times \frac{\text{Insured Debt}}{\text{Trade Credit Debt}}$$

c) Where the Insured uses a non-approved Collection Service Provider, Allianz will indemnify only 50% of the net amount calculated under b) above.

d) Where the Insured wishes Allianz to indemnify an amount greater than $10,000 (ex GST) our prior written approval must be obtained for the incurring of the Recovery Expenses and Allianz will first require a written estimate of the total Recovery Expenses from the Collection Service Provider.

e) Allianz reserves the right to withdraw indemnity prospectively for Recovery Expenses upon giving written notice where they are not satisfied with the collection/recovery performance or reporting or where they deem the recovery action to be uneconomical. The Insured authorises the Collection Service Provider to give all relevant information and documentation to Allianz; including progress reports.

f) Recovery Expenses indemnified in isolation (for example after the Insured Debt has been collected) shall not be counted under the Excess nor towards to the Policy Maximum Sum Insured nor towards any Loss Ratio. To avoid doubt, the Insured Debt shall always be subject to the Permitted Limit or Discretionary Limit (if any) and any applicable Excess.

g) The Insured will give Allianz copies of paid invoices and/or a statement from the Collection Service Provider for Recovery Expenses along with a completed claim form at the later of the conclusion of the recovery matter or when Allianz are ready to settle the claim for the underlying Insured Debt as applicable.

h) To avoid doubt, there must have been an underlying Insured Debt when any debt collection/recovery action was commenced in order for Allianz to be liable to indemnify Recovery Expenses and information supporting assessment of that Insured Debt must be submitted.

i) Allianz maintains its rights to intervene in the recovery proceedings or negotiations relating to an Insured Debt or to pursue its rights to Salvage including recoverable costs and/or taking an assignment of the underlying Insured Debt.

j) The Insured acknowledges and agrees they will comply with the terms and conditions of their agreement with the Collection Service Provider who is the Insured's agent and not Allianz's.

All currency is in AUD

Trade Credit

Endorsement

Allianz

The following Definition is added to the Policy;
Recovery Expenses is defined as the commissions charged by the Collection Service Provider (not exceeding 10%), the professional costs of Solicitors and/or Counsel, court costs plus disbursements (all excluding GST/VAT) for performing debt collection/recovery services and/or mitigating a loss in respect of an Insured Debt including the enforcement of PPSA rights and/or Building & Construction Industry 'Security of Payment' or similar rights and/or enforcing securities held including guarantees.

The following Exclusions are added to the Policy;
Costs/expenses in respect of defending unfair preference actions, demurrage costs, internal costs, costs for resolving disputes and Recovery Expenses for Insured Debts placed for collection/legal action later than 30 days after the occurrence of a Financially Adverse Event.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Amendment to Policy Schedule

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Amendment to Policy Wording: Australian Public Buyer Protracted Default cover (Finance policy) Endorsement have now been added to the policy.

All currency is in AUD

Trade Credit

Endorsement

Allianz

Australian Public Buyer Protracted Default cover (Finance policy)

Endorsement attaching to and forming part of Policy number **042885200**
in the name of **Moneytech Finance Pty Ltd**
Policy Period: from 1 January 2014 to 31 December 2014

The Policy limitations, terms and conditions are varied only to the extent set out in this Endorsement as follows:

With effect from: 1 January 2014

Allianz has agreed to cover Protracted Default for Commonwealth and State government departments, public authorities and/or state owned enterprises and Local Governments & Universities ("Public Buyers") in Australia; subject always to the following:

1. only Protracted Default cover applies to Public Buyers in Australia (cover for Insolvency, Political Risk & Contract Repudiation does not apply)
2. the Policy must be assigned to a Bank, Factoring Company, Invoice Discounter or other lender or Financial Institution as agreed in writing by Allianz
3. the Insured must report any Financially Adverse Event to Allianz promptly and in any event within 15 days
4. debt collection will be performed by Allianz or by their specialist agent, not the Insured's agent or lawyer, and the Insured must follow our instructions

Condition 4.2 Declarations – is replaced as follows:
The Insured shall submit to Allianz a signed declaration of Insurable Turnover (but not including Insurable Turnover to Public Buyers) within 14 days of the expiration of the Declaration Period declaring turnover of all Insured Buyers. The Insured shall use the declaration form provided by Allianz.

Policy Schedule
The Estimated Premium and the Minimum Premium amounts specified in the Policy Schedule are both inclusive of $5,000 being a fixed premium for the cover under this endorsement.

The Definition of Insured Buyer is replaced by the following:
3.14 Insured Buyer
Insured Buyer is any person or entity carrying on business with the Insured in any of the Approved Countries under a Permitted Limit or Discretionary Limit, but excluding:
(i) any person or entity where the Permitted Limit or Discretionary Limit is nil;
(ii) any related, associated and/or subsidiary companies of the Insured, as defined in the Corporations Act 2001 or the equivalent legislation in the jurisdiction of the buyer;
(iii) Public Buyers in countries other than Australia

All currency is in AUD